UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2024

FLYWHEEL ADVANCED TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-167130	27-2473958
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 West Nye Lane, Suite 455 Carson City, Nevada	89706
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 66860563

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mr. Luk Yuen Leung as Treasurer and Secretary of the Company

On August 4, 2024, the board of directors of Flywheel Advanced Technology, Inc. (the “Company”) appointed Luk Yuen Leung as Treasurer and Secretary of the Company, effective immediately, to serve until his successor has been duly appointed, unless he resigns, is removed from office, or is otherwise disqualified from serving as an officer of the Company.

Resignation of Tang Su Fung as Director of Blue Print

On August 5, 2024, Tang Siu Fung notified Blue Print Global, Inc. (“Blue Print”), a British Virgin Islands company and a wholly owned subsidiary of the Company of his resignation as the sole director of Blue Print. The resignation of Mr. Tang does not arise from any disagreement with the Company on any matter relating to its operations, policies, or practices.

Appointment of Mr. Luk Yuen Leung as Director and an Officer of Blue Print

On August 5, 2024, the board of directors of Blue Print appointed Luk Yuen Leung as a director and an officer of Blue Print, effective immediately. Mr. Luk is appointed to serve until his successor has been duly appointed, unless he resigns, is removed from office, or is otherwise disqualified from serving as an officer and or director of Blue Print.

Luk Yuen Leung has exclusive experience in management and business development in the Garment and Textile Industry. From 1996 to present, Mr. Luk served as director of Polytex Alliance Ltd., a Hong Kong company, where he is responsible for business development strategy and the department’s management. Mr. Luk is also the sole officer and sole director of the Company.

There are no arrangements or understandings between Mr. Luk and any other person pursuant to which he was appointed as a director and an officer of Blue Print. Further, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Luk had, or will have, a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLYWHEEL ADVANCED TECHNOLOGY, INC.

Dated: August 7, 2024	By:	/s/ Luk Yuen Leung
	Name:	Luk Yuen Leung
	Title:	Chief Executive Officer, President, Treasurer and Secretary